Exhibit 99.1

UNAUDITED as of 9/30/2005

Bimini Mortgage Management, Inc. - Asset Information This Table Reflects All Transactions. Prices Used Are Compiled from Independent Third Party Sources.

Valuation

Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$627,879,364	16.27%	15.51%
Fixed Rate CMO	$82,381,134	2.14%	2.04%
Fixed Rate Agency Debt	$98,859,380	2.56%	2.44%
Adjustable Rate Mortgage Backed Securities (1)	$2,166,581,043	56.15%	53.52%
Hybrid Adjustable Rate Mortgage Backed Securities	$829,053,560	21.49%	20.48%
Balloon Maturity Mortgage Backed Securities	$53,565,222	1.39%	1.32%
Total: Mortgage Assets	$3,858,319,703	100.00%

Liquidity
Cash as of 9/30/2005	$130,111,311		3.21%
Dividend Payable	$(8,064,084)		-0.20%
Bimini Capital Trust II Net Receivable	$48,500,000		1.20%
P&I Receivables (Net of P&I Waiver Advance)	$19,294,495		0.48%
Cash out on Margin (Encumbered Cash)	$—		0.00%
Total Liquidity	$189,841,722		4.69%
Total: All Assets	$4,048,161,425		100.00%

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

Note: The Value of Securities in the Box is $2,111,660

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)

Fixed Rate Mortgage Backed Securities	28.16%	31.72%
Fixed Rate CMO	33.08%	34.36%
Fixed Rate Agency Debt	n/a	n/a
Adjustable Rate Mortgage Backed Securities	37.35%	38.79%
Hybrid Adjustable Rate Mortgage Backed Securities	36.09%	34.90%
Balloon Maturity Mortgage Backed Securities	28.48%	33.18%
Total: Mortgage Assets	35.65%	36.59%

On September 8, 2005 Prepayment Speeds were released for paydowns occurring in August 2005 (June - August for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration

Weighted Average Purchase Price	$102.68
Weighted Average Current Price	$101.60
Modeled Effective Duration	1.184

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)

Fixed Rate Mortgage Backed Securities	6.93%	n/a	n/a	n/a	1-Jun-35	279
Fixed Rate CMO	5.53%	n/a	n/a	n/a	25-Jul-34	329
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	53
Adjustable Rate Mortgage Backed Securities (3)	4.26%	10.49%	1.76%	4.44	1-Dec-42	337
Hybrid Adjustable Rate Mortgage Backed Securities	4.22%	9.92%	1.64%	20.82	1-Apr-44	342
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	51
Total: Mortgage Assets	4.71%	10.33%	1.72%	8.97	1-Apr-44	317

(3) 35.2% ($763.0 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps.  These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,323,395,591	60.22%
Freddie Mac	$832,257,477	21.57%
Ginnie Mae	$702,666,635	18.21%
Total Portfolio	$3,858,319,703	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$2,241,580,818	58.10%
Non Whole Pool	$1,616,738,885	41.90%

Total Portfolio	$3,858,319,703	100.00%

	Market Value	% of Asset Class	% of Total Mortgage Assets

Adjustable Rate Mortgages

One Month Libor	$59,309,112	2.74%	1.54%
Moving Treasury Average	$69,685,031	3.22%	1.81%
Cost Of Funds Index	$444,137,100	20.50%	11.51%
Six Month LIBOR	$261,551,260	12.07%	6.78%
Six Month CD Rate	$3,134,748	0.14%	0.08%
One Year LIBOR	$313,550,946	14.47%	8.13%
Conventional One Year CMT	$575,565,700	26.57%	14.92%
FHA and VA One Year CMT	$432,666,910	19.97%	11.21%
Other	$6,980,236	0.32%	0.18%
Total ARMs	$2,166,581,043	100.00%	56.16%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$208,976,045	25.21%	5.42%
19 - 24 Months to First Reset	$321,186,061	38.74%	8.32%
25 - 36 Months to First Reset	$20,609,822	2.49%	0.53%
37 - 38 Months to First Reset	$0	0.00%	0.00%
Total	$550,771,928	66.44%	14.27%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$8,925,280	1.08%	0.23%
19 - 24 Months to First Reset	$23,724,334	2.86%	0.61%
25 - 36 Months to First Reset	$10,946,893	1.32%	0.28%
37 - 50 Months to First Reset	$14,531,537	1.75%	0.38%
Total	$58,128,044	7.01%	1.50%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 36 Months to First Reset	$220,153,587	26.55%	5.71%
Total	$220,153,587	26.55%	5.71%

Total Hybrid ARMs	$829,053,560	100.00%	21.49%

	Market Value	% of Asset Class	% of Total Mortgage Assets

Balloons

< = 4.0 Years to Balloon Date	$22,635,978	42.26%	0.59%
4.01 - 5.0 Years to Balloon Date	$17,434,937	32.55%	0.45%
5.01 - 5.5 Years to Balloon Date	$13,494,307	25.19%	0.35%
Total Balloons	$53,565,222	100.00%	1.39%

Fixed Rate Agency Debt

4.5yr Stated Final Maturity	$98,859,380	100.00%	2.56%
Total Fixed Rate Agency Debt	$98,859,380	100.00%	2.56%

Fixed Rate CMOs

Fixed Rate CMOs	$82,381,134	100.00%	2.14%
Total Fixed Rate CMOs	$82,381,134	100.00%	2.14%

Fixed Rate Assets

10yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$2,297,668	0.37%	0.06%
15yr $85,000 Maximum Loan Size	$79,429,703	12.65%	2.06%
15yr $110,000 Maximum Loan Size	$5,182,848	0.83%	0.13%
15yr 100% Investor Property	$630,079	0.10%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$1,270,982	0.20%	0.03%
15yr 100% Alt-A	$43,790,976	6.97%	1.13%
15yr Geography Specific (NY, FL, VT, TX)	$1,892,095	0.30%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$30,344,524	4.83%	0.79%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$1,292,648	0.21%	0.03%
20yr 100% Alt-A	$1,123,503	0.18%	0.03%
30yr $85,000 Maximum Loan Size	$162,255,421	25.84%	4.21%
30yr $110,000 Maximum Loan Size	$43,816,743	6.98%	1.14%
30yr 100% Investor Property	$7,569,242	1.21%	0.20%
30yr 100% FNMA Expanded Approval Level 3	$66,669,883	10.62%	1.73%
30yr 100% Alt-A	$48,659,757	7.75%	1.26%
30yr Geography Specific (NY, FL, VT, TX)	$5,162,774	0.82%	0.13%
30yr 100% GNMA Builder Buydown Program	$7,585,038	1.21%	0.20%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$118,905,479	18.93%	3.08%
Total Fixed Rate Collateral	$627,879,363	100.00%	16.28%

Total (All Mortgage Assets)	$3,858,319,703		100.00%
Cash or Cash Receivables	$189,841,722
Total Assets and Cash	$4,048,161,425

Total Forward Settling Purchases	$0		0.00%

Unaudited Funding Information as of 9/30/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$941,027,154.11	129	29-Apr-06
Nomura	$817,596,000.00	174	18-Sep-06
Cantor Fitzgerald	$530,931,000.00	160	25-Apr-06
REFCO	$323,273,000.00	115	15-Sep-06
WAMU	$233,932,000.00	14	13-Jan-06
Bear Stearns	$196,476,000.00	217	7-Jul-06
Goldman Sachs	$188,989,009.62	39	30-Jan-06
JP Morgan Secs	$132,035,719.93	142	10-Jul-06
Merrill Lynch	$128,119,000.00	188	19-Apr-06
UBS Securities	$109,052,000.00	123	25-Apr-06
Lehman Bros	$57,982,000.00	21	21-Oct-05
Countrywide Secs	$45,975,000.00	82	22-Dec-05
Daiwa Secs	$19,825,000.00	279	7-Jul-06
Morgan Stanley	$4,160,758.53	95	3-Jan-06

Total	$3,729,373,642	136	18-Sep-06

(1) Includes $507 Million floating rate repo obligations